1st Quarter 2025 Earnings Presentation April 16, 2025 Nasdaq SFNC Exhibit 99.2

Company Overview $26.8 Billion total assets $21.7 Billion total deposits $8.5 Billion Assets under Management/ Administration $17.1 Billion total Loans 14.6% Total RBC Ratio 8.3% TCE Ratio1 4.8% Dividend yield2 79% Loan to deposit ratio 1.48% ACL TO total loans 165% NPL Coverage Ratio Figures presented on this slide are as of March 31, 2025, unless otherwise noted 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 Based on April 11, 2025, closing stock price of $17.82 and annualized dividend rate of $0.85 per share 3 The future payment of dividends is not guaranteed and is subject to various factors, including approval by the Company’s board of directors Simmons First National Corporation A Mid-South based financial holding company serving our customers and the communities where we work and live since 1903 116 Consecutive years Paying dividends3 122 Years of service 222 Financial Centers across Six States

1Q25 Financial Highlights

1Q25 Highlights

- **Strengthening core performance**
  - Adjusted PPNR, excluding Fraud Event (see page 10), totaled $70.3 million[1]
  - Net interest margin up 8 bps linked quarter, 29 basis points year-over-year and represents 4th consecutive quarterly increase
    - Cost of deposits down 16 bps vs 4Q24
    - Reduced reliance on wholesale funding
  - Noninterest income up $2.6 million, or 6%, on a linked quarter basis
  - Prudent expense management while continuing to invest in the business
    - Excluding Fraud Event, adjusted noninterest expense was $139.3 million[1], down slightly vs 4Q24
- **Underlying credit quality remains healthy despite Two Specific Credit Relationships placed on nonaccrual** (see pages 24-26)
  - NPL ratio excluding these relationships at 0.60%[1], down 5 bps linked quarter
  - ACL ratio increased to 1.48%, up 10 bps linked quarter
  - Total provision expense of $26.8 million includes $15.6 million of incremental specific reserves
- **Strong Capital Position**
  - Total Risked-Based Capital ratio at 14.59%
  - CET1 ratio at 12.21%

	Reported	Adjusted[1]
Net income	$32.4M	$33.1M
EPS (diluted)	$0.26	$0.26
Revenue	$209.6M	$209.6M
PPNR[2]	$65.0M	$66.0M
NIM	2.95%	
NCO ratio	0.23%	
ACL ratio	1.48%	
NPL/Loans	0.89%	

Comparisons on this page are 1Q25 vs 4Q24, unless otherwise noted
1 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations
2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information

4

2025 Outlook

$ in millions

	2025 Outlook (as of January 21, 2025)[2]	Updated Commentary in Response to Rapidly Evolving Macro Environment
Total Loans (period end growth)	Low Single Digits	• Original outlook contemplated uncertain environment • Maintain cautious optimism given 1Q25 growth coupled with size and quality of pipeline
Total Deposits (period end growth)	Relatively Stable	• Continue to optimize total deposit mix towards less reliance on brokered deposits while growing customer deposits
Net Interest Income[1] (growth)	5% - 7%	• Expect NIM expansion to continue as liabilities reprice lower, deposit mix improves, and fixed rate assets reprice favorably • Optimistic NIM reaches 3% ahead of original expectations
Adjusted Noninterest Income (growth)	~1%	• Expect growth in core fee businesses with levels influenced by consumer behaviors, market prices and interest rates
Adjusted Noninterest Expense (growth)	~2%	• Continue prudent expense management and expect to be within guide despite Fraud Event
Net Charge-Offs	25 - 30 bps	• Resolution timing of Two Specific Credit Relationships could push the range higher

Driving positive operating leverage of 3%+

1 Net interest income outlook for 2025 as of January 21, 2025 is based on the forward interest rate curve as of December 31, 2024
2 2025 Outlook (other than net charge-offs) presented versus full-year 2024 results
Outlook for 2025 is based on various assumptions that are based on the current economic environment and current forecasts. As such, the 2025 Outlook and associated commentary presented above consist of forward-looking statements that involve risks and uncertainties and may not be realized due to a variety of factors, including those set forth on Slide 27 of this presentation. The 2025 Outlook will not be updated or affirmed unless and until the Company publicly announces such an update or affirmation (which the Company assumes no obligation to do)

5

Balance Sheet Highlights 1 Yield is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% Loans $ in billions; Period End Balances Investment Securities $ in billions; Period End Balances Deposits $ in billions; Period End Balances Average Loans $ in billions Average Investment Securities $ in billions Average Deposits $ in billions 6.39% 6.44% 6.32% Yield1 3.68% 3.63% 3.54% Yield1 2.75% 2.79% 2.79% Cost 6.20% 3.48% 2.44% 6.24% 3.76% 2.60% $22.4 $21.8 $21.9 $21.9 $21.7 $22.2 $22.0 $21.7 $21.9 $21.7

Income Statement Highlights PPNR – Pre-provision net revenue NIE – Noninterest Expense EPS – Earnings per Share 1 NIM is presented on a fully taxable equivalent (FTE) basis using an effective tax rate of 26.135% 2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations Net Interest Income $ in millions 2.69% 2.74% 2.87% NIM1 Total Revenue and Adjusted Revenue2 $ in millions PPNR2 and Adjusted PPNR2 $ in millions NIE and Adjusted NIE2 $ in millions Net Income and Adjusted Net Income2 $ in millions Diluted EPS and Adjusted Diluted EPS2 2.95%

Net Interest Margin (FTE)

Net Interest Margin

FTE (%)


2.66%
2.69%
2.74%
2.87%
2.95%
+3 bps
+5 bps
+13 bps
+8 bps
1Q24
2Q24
3Q24
4Q24
1Q25

Net Interest Margin Evolution

FTE


2.87%
17 bps
3 bps
(2) bps
(4) bps
(6) bps
2.95%
4Q24
Funding Costs
Funding Mix
Swap Impact
EA Volume
EA Yield
1Q25

Select Yields/Rates

FTE (%)


6.24
6.39
6.44
6.32
6.20
5.85
5.84
5.79
5.32
5.09
3.76
3.68
3.63
3.54
3.48
2.75
2.79
2.79
2.60
2.44
1Q24
2Q24
3Q24
4Q24
1Q25
Loan Yield (FTE)
Cost of Deposits
Securities (FTE)
Other Borrowings

Estimated Future Swap Income[1]

$ in millions; Based on Forward Fed Funds rates


Assumed Average Effective Fed Funds Rate
4.26%
4.00%
3.76%
3.56%
3.46%
$7.8
$7.2
$6.6
$5.9
$5.7
2Q25
3Q25
4Q25
1Q26
2Q26

Commentary

(1Q25 vs 4Q24)

- NIM at 2.95 percent, up 8 bps
- 4th consecutive quarter of net interest margin expansion
- Lower Fed Funds effective rate reduced swap impact by 2 bps
- Proactive rate management on administered deposits coupled with liability sensitivity drives down funding costs
  - **16 bps** decrease on cost of deposits
  - **23 bps** decrease on rate of other borrowings
- Remaining balance of purchase accounting accretion at 3/31/25 was $6.1 million

FTE – Fully taxable equivalent using an effective tax rate of 26.135%
EA – Earning assets
Totals may not foot due to rounding
1 Estimated swap income based on projected forward effective fed funds rates as of March 31, 2025. Does not include potential impact of hedge ineffectiveness that is recorded in interest income. Under the terms of the swap agreement, the Company receives Effective Fed Funds rate and pays a fixed rate of approximately 1.21%

8

Noninterest Income Totals may not foot due to rounding FTE – Full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations Adjusted Total Revenue Per Employee (FTE)1 ($ in thousands) Adjusted Total Revenue Per Avg. Diluted Share1 ($ in thousands) Adjusted Noninterest Income to Adjusted Total Revenue1 Commentary Adjusted noninterest income up $2.6 million, or 6 percent, on a linked quarter basis Increase in “Other” noninterest income on a linked quarter basis primarily reflected fair value adjustments related to SBIC investments Year-over-year increase in noninterest income was well diversified as most fee-based businesses experienced gains 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Service charges on deposit accounts $12.635 $12.635 $-0.34299999999999997 -2.6429341963322543% $0.67999999999999972 5.6879966541196127% 12.978 11.955 -0.34299999999999997 0.67999999999999972 Wealth management fees 9.6289999999999996 9.6289999999999996 - - 1.2309999999999999 14.658251964753513 9.6579999999999995 8.3979999999999997 -2.8999999999999915E-2 1.2309999999999999 Debit and credit card fees 8.4459999999999997 8.4459999999999997 0.12299999999999933 1.4778325123152629 0.19999999999999929 2.4254183846713473 8.3230000000000004 8.2460000000000004 0.12299999999999933 0.19999999999999929 Mortgage lending income 2.0129999999999999 2.0129999999999999 0.18499999999999983 10.120350109409181 -0.30699999999999994 -13.232758620689653 1.8280000000000001 2.3199999999999998 0.18499999999999983 -0.30699999999999994 Bank owned life insurance 4.0919999999999996 4.0919999999999996 0.31199999999999983 8.2539682539682495 0.27799999999999958 7.2889355007865646 3.78 3.8140000000000001 0.31199999999999983 0.27799999999999958 Swap fee income 1.4390000000000001 1.4390000000000001 0.59500000000000008 70.49763033175357 0.93100000000000005 183.26771653543307 0.84399999999999997 0.50800000000000001 0.59500000000000008 0.93100000000000005 Other service charges and fees 1.333 1.333 -9.2999999999999972E-2 -6.5217391304347814 5.4000000000000048E-2 4.2220484753713876 1.4259999999999999 1.2789999999999999 -9.2999999999999972E-2 5.4000000000000048E-2 Other 6.5660000000000007 6.5679999999999996 1.8469999999999995 39.123067146790923 -9.6000000000000085E-2 -1.4405762304921983 4.7210000000000001 6.6639999999999997 1.8469999999999995 -9.6000000000000085E-2 46.152999999999999 46.154999999999994 2.5969999999999871 5.9621653886771355 2.9709999999999823 6.8798629121896573 43.558000000000007 43.184000000000012 2.5969999999999871 2.9709999999999823 Legal reserve recapture 0 0 0 0 Gain (loss) on sale of securities 0 - - - - - 0 0 #VALUE! #VALUE! 0 0 Total noninterest income $46.152999999999999 $46.154999999999994 $2.5969999999999871 5.9621653886771355% $2.9709999999999823 6.8798629121896573% 43.558000000000007 43.184000000000012 2.5969999999999871 2.9709999999999823 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 0 1Q24 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Service charges on deposit accounts $12.635 $12.635 $-0.34299999999999997 -2.6429341963322543% $0.67999999999999972 5.6879966541196127% 12.978 11.955 -0.34299999999999997 0.67999999999999972 Wealth management fees 9.6289999999999996 9.6289999999999996 - - 1.2309999999999999 14.658251964753513 9.6579999999999995 8.3979999999999997 -2.8999999999999915E-2 1.2309999999999999 Debit and credit card fees 8.4459999999999997 8.4459999999999997 0.12299999999999933 1.4778325123152629 0.19999999999999929 2.4254183846713473 8.3230000000000004 8.2460000000000004 0.12299999999999933 0.19999999999999929 Mortgage lending income 2.0129999999999999 2.0129999999999999 0.18499999999999983 10.120350109409181 -0.30699999999999994 -13.232758620689653 1.8280000000000001 2.3199999999999998 0.18499999999999983 -0.30699999999999994 Bank owned life insurance 4.0919999999999996 4.0919999999999996 0.31199999999999983 8.2539682539682495 0.27799999999999958 7.2889355007865646 3.78 3.8140000000000001 0.31199999999999983 0.27799999999999958 Swap fee income 1.4390000000000001 1.4390000000000001 0.59500000000000008 70.49763033175357 0.93100000000000005 183.26771653543307 0.84399999999999997 0.50800000000000001 0.59500000000000008 0.93100000000000005 Other service charges and fees 1.333 1.333 -9.2999999999999972E-2 -6.5217391304347814 5.4000000000000048E-2 4.2220484753713876 1.4259999999999999 1.2789999999999999 -9.2999999999999972E-2 5.4000000000000048E-2 Other 6.5660000000000007 6.5679999999999996 1.8469999999999995 39.123067146790923 -9.6000000000000085E-2 -1.4405762304921983 4.7210000000000001 6.6639999999999997 1.8469999999999995 -9.6000000000000085E-2 46.152999999999999 46.154999999999994 2.5969999999999871 5.9621653886771355 2.9709999999999823 6.8798629121896573 43.558000000000007 43.184000000000012 2.5969999999999871 2.9709999999999823 Legal reserve recapture 0 0 0 0 Gain (loss) on sale of securities 0 - - - - - 0 0 #VALUE! #VALUE! 0 0 Total noninterest income $46.152999999999999 $46.154999999999994 $2.5969999999999871 5.9621653886771355% $2.9709999999999823 6.8798629121896573% 43.558000000000007 43.184000000000012 2.5969999999999871 2.9709999999999823 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities -370 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 24590 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 18907 Non-core items 5683 Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.570418649881761E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.9785261641643684E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 % Change vs $ in millions Reported Adjusted1 0 1Q24 Salaries and employee benefits $72.906999999999996 $71.923000000000002 1.3681298054864155% #REF! % Occupancy expense, net 11.62 11.673999999999999 -0.46256638684255846 #REF! Furniture and equipment 5.3920000000000003 5.3940000000000001 -3.70782350760063E-2 #REF! Deposit insurance 3.68 3.278 12.263575350823677 #REF! OREO and foreclosure expense 0.35 0.16800000000000001 108.3333333333333 #REF! Donation to Simmons First Foundation 0 - NM NM Other 48.475000000000001 45.084000000000003 7.5215153934877073 #REF! Subtotal 142.42400000000001 137.52100000000002 3.5652736672944432 #REF! Merger related costs and certain items 3.5000000000000003E-2 1.4219999999999999 NM NM Total noninterest expense $142.459 $138.94300000000001 2.5305341039131091% #REF! % 1,139 Adjusted noninterest expense (1) $141.32 $136.351 3.6442710357826451% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,459 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,320 ,136,351 ,125,622 ,126,356 Average assets 27,180,612 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0964796524817027E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0797177046638981E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,459,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,455,720 ,138,943,468 Total noninterest expense - core -,142,341,387 -2,592,468 -,142,457,599

Noninterest Expense Note: Numbers may not add due to rounding NM – not meaningful FTE – full-time equivalent 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations Employees (FTE) Adjusted Efficiency Ratio1 Adjusted Noninterest Expense as a Percentage of Total Average Assets1 # of Financial Centers Commentary Increase in salary and employee benefits on a linked quarter basis primarily reflects seasonality due to payroll taxes Noninterest expense in 1Q25 includes a $4.3 million charge related to a customer deposit fraud event that was identified during the first quarter of 2025 (for purposes of the slides in this presentation, we refer to this event and its associated charge as the “Fraud Event”). We are exploring certain potential opportunities for some level of recovery in future periods Excluding Fraud Event, adjusted noninterest expense for 1Q25 would have been $139.3 million1, down slightly from 4Q24 levels 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Salaries and employee benefits $74.823999999999998 $74.823999999999998 $3.4359999999999928 4.8131338600324884% $2.3900000000000006 3.2995554573818935% 71.388000000000005 72.433999999999997 Occupancy expense, net 12.651 11.907 0.11800000000000033 1.0009330732038368 -0.20599999999999952 -1.7006521918599811 11.789 12.113 Furniture and equipment 5.4649999999999999 5.3760000000000003 -0.25800000000000001 -4.5793397231096913 0.24300000000000033 4.7340736411455353 5.6340000000000003 5.133 Deposit insurance 5.391 5.391 -0.15899999999999981 -2.8648648648648618 -0.19500000000000028 -3.4908700322234205 5.55 5.5860000000000003 OREO and foreclosure expense 0.19800000000000001 0.19800000000000001 -0.11899999999999999 -37.539432176656149 - 10.614525139664813 0.317 0.17899999999999999 Other 41.749000000000002 41.59 -3.0679999999999978 -6.8699896994939262 -0.83999999999999631 -1.9797313221776958 44.658000000000001 42.43 140.27799999999999 139.286 -5.0000000000011369E-2 - 1.4110000000000014 1.0233907524932013 139.33600000000001 137.875 Fraud Event 4.3 4.3 4.3 NM 4.3 NM Total noninterest expense $144.578 $143.58600000000001 $4.25 3.0501808577826259% $5.7110000000000127 4.1421577515865913% 139.33600000000001 137.875 $140.27799999999999 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 Summary Income Statement % Change vs YTD % YTD $ in millions, except per share data Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Change 4Q20 Interest income $170.732 $163.92599999999999 $179.108 4.1518734062930909% -4.6765080286754381% $671.06100000000004 -11.669724818945969% $759.71799999999996 Interest expense 17.651 18.689 24.148 -5.5540692385895456 -26.904919662083813 79.528999999999996 -33.716995599413259 119.98399999999999 Net interest income 153.08099999999999 145.23699999999999 154.96 5.4008276127983876 -1.2125709860609311 591.53200000000004 -7.5346941072383045 639.73399999999992 Noninterest income (1) 46.948999999999998 43.302 41.745000000000005 8.4222437762689903 12.466163612408655 176.31700000000001 -4.6744484031941598 184.96300000000002 Noninterest expense (1) 141.59700000000001 114.333 125.84 23.846133662197275 12.521455816910365 483.589 - 484.73599999999999 Pre-tax, pre-provision income 58.432999999999964 74.205999999999989 70.865000000000009 -21.255693609681195 -17.543215974035199 284.26000000000005 -16.384526460388066 339.9609999999999 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 -,106.63109756097559 NM 15.497999999999999 -71.722074225449774 54.805999999999997 Provision for (recapture of) credit losses -1.3080000000000001 -19.89 6.9429999999999996 NM NM -32.704000000000001 NM 74.972999999999999 Provision for income taxes 11.154999999999999 18.77 10.97 -40.57005860415557 1.6864175022789307 61.305999999999997 -5.5231930960086348 64.89 Net income $48.237999999999964 $80.573999999999998 $52.968000000000011 -40.13205252314647% -8.9299199516690191% $271.15600000000006 6.3757336095158132% $254.90399999999988 Diluted EPS $0.42 $0.74 $0.49 -43.243243243243242% -14.285714285714288% $2.46 6.4935064935064899% $2.31 Pre-tax, pre-provision income $58.432999999999964 $74.205999999999989 $70.865000000000009 $284.26000000000005 $339.9609999999999 Non-core items: Merger related costs 13.590999999999999 1.401 0.73099999999999998 15.911 4.5309999999999997 Branch right sizing, net 1.6479999999999999 -3.0409999999999999 11.696 -0.90600000000000003 13.727 Gain on sale of branches - - -0.27500000000000002 -5.3159999999999998 -8.3680000000000003 Early retirement program - - 6.2E-2 - 2.9009999999999998 Pre-tax, pre-provision income (core) $73.671999999999969 $72.565999999999988 $83.079000000000008 1.5241297577377566% -11.322957666799118% $293.94900000000007 -16.66978500476251% $352.7519999999999 Tax effect on non-core items -3.9830000000000001 0.42899999999999999 -3.1920000000000002 -2.532 -3.343 Net income (core) $59.493999999999964 $79.363 $61.990000000000016 -25.035595932613479% -4.0264558799807251% $278.31299999999999 5.2812159544849342% 264.35199999999998 Diluted EPS (core) $0.52 $0.73 $0.56999999999999995 -28.767123287671232% -8.7719298245613917% $2.5299999999999998 5.4166666666666625% 2.4 Noninterest income 46.600999999999999 48.55 41.761000000000003 191.815 239.76900000000001 Gain (loss) on sale of securities -0.34799999999999998 5.2480000000000002 1.6E-2 15.497999999999999 54.805999999999997 Noninterest income - adjusted 46.948999999999998 43.302 41.745000000000005 176.31700000000001 184.96300000000002 Key Performance Ratios % Change vs YTD Q4 21 Q3 21 Q4 20 Q3 21 Q4 20 Q4 21 Return on average assets 1.37% 1.29% 1.2% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 8.2100000000000009 10.15 Return on average common equity 10.42 10.08 8.91 9.91 Return on average tangible common equity (2) 17.43 17.25 15.45 16.86 Efficiency ratio (2) 58.1 56.75 53.58 57.37 Net interest margin (FTE) 2.85 2.89 3.21 2.91 Book value per share $28.42 $28.03 $26.98 1.3913663931501981% 5.3372868791697599 % Tangible book value per share (2) 17.39 17.16 16.07 1.3403263403263428 8.2140634723086503 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 -2.2202036819838442 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 23.480655234960825% 25.730250559782775 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 2.2040000000000002 5.9219999999999997 8.093 Net interest income ,146,533 ,146,681 ,163,681 ,293,214 Noninterest income 49,679 51,903 50,227 ,101,582 Total revenue ,196,212 ,198,584 ,213,908 ,394,796 Non-core items Gain on sale of branches 445 5,477 2,204 Core noninterest income 49,234 46,426 48,023 Core total revenue ,195,767 ,193,107 ,211,704 % Change vs $ in millions Q4 22 Q3 22 Q3 22 Q4 21 Service charges on deposit accounts $11.891999999999999 $12.56 -5.3184713375796253% #REF! % Wealth management fees 8.1509999999999998 8.5619999999999994 -4.8002803083391683 #REF! Debit and credit card fees 7.8449999999999998 7.6849999999999996 2.0819778789850378 #REF! Mortgage lending income 1.139 2.593 -56.074045507134599 #REF! Bank owned life insurance 2.9750000000000001 2.9020000000000001 2.5155065472088198 #REF! Other service charges and fees 2.0230000000000001 2.085 -2.9736211031174982 #REF! Other 6.6 6.6580000000000004 -0.87113247221388879 #REF! 40.625 43.045000000000002 -5.6220234638169391 #REF! Settlement award - - NM - Gain on sale of branches - - NM NM Gain (loss) on sale of securities -5.1999999999999998E-2 - NM NM Gain on insurance/legal settlement 4.0739999999999998 - NM NM Total noninterest income $44.646999999999998 $43.045000000000002 3.7216866070391372% #REF! % Adjusted noninterest income (1) $40.573 $42.703000000000003 -4.9879399573800489% #REF! % 4Q22 3Q22 1Q22 4Q21 Noninterest income to revenue 18.785053413723897% 18.183239789018124% 22.477425675100093% 23.33760679480374 % Core noninterest income to revenue 17.387043068508159 18.080064322288518 22.499707256836885 23.470214170016199 Gain on sale of securities Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Noninterest income 44,647 43,023 42,218 46,601 Total revenue ,237,673 ,236,608 ,187,824 ,199,682 Non-core items Gain on sale of branches 0 320 0 2 Gain on sale of securities -52 -22 -54 -,348 Settlement award 4,074 0 0 0 Adjusted noninterest income 40,625 42,725 42,272 46,947 Adjusted revenue ,233,651 ,236,310 ,187,878 ,200,028 FTE Employees 3,236 3,206 2,893 2,877 Noninterest income/employee 13.796971569839307 13.419525888958203 14.593155893536121 16.197775460549185 Adjusted noninterest income/employee 12.554079110012362 13.326575171553337 14.611821638437608 16.318039624608968 Revenue/employee 73.446538936959215 73.801621958827198 64.923608710680952 69.406326034063255 Adjusted revenue/employee 72.203646477132267 73.708671241422337 64.942274455582435 69.526590198123046 Noninterest income to avg assets 6.5704275939710618E-3 6.4049172995926012E-3 6.8021689506315482E-3 7.5473250448963077E-3 Adjusted noninterest income to avg assets 5.978534302530392E-3 6.3605534626849326E-3 6.8108694367591269E-3 7.6033619210477662E-3 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Salaries and employee benefits $74.823999999999998 $74.823999999999998 $3.4359999999999928 4.8131338600324884% $2.3900000000000006 3.2995554573818935% 71.388000000000005 72.433999999999997 Occupancy expense, net 12.651 11.907 0.11800000000000033 1.0009330732038368 -0.20599999999999952 -1.7006521918599811 11.789 12.113 Furniture and equipment 5.4649999999999999 5.3760000000000003 -0.25800000000000001 -4.5793397231096913 0.24300000000000033 4.7340736411455353 5.6340000000000003 5.133 Deposit insurance 5.391 5.391 -0.15899999999999981 -2.8648648648648618 -0.19500000000000028 -3.4908700322234205 5.55 5.5860000000000003 OREO and foreclosure expense 0.19800000000000001 0.19800000000000001 -0.11899999999999999 -37.539432176656149 - 10.614525139664813 0.317 0.17899999999999999 Other 41.749000000000002 41.59 -3.0679999999999978 -6.8699896994939262 -0.83999999999999631 -1.9797313221776958 44.658000000000001 42.43 140.27799999999999 139.286 -5.0000000000011369E-2 - 1.4110000000000014 1.0233907524932013 139.33600000000001 137.875 Fraud Event 4.3 4.3 4.3 NM 4.3 NM Total noninterest expense $144.578 $143.58600000000001 $4.25 3.0501808577826259% $5.7110000000000127 4.1421577515865913% 139.33600000000001 137.875 $140.27799999999999 4Q22 3Q22 1Q22 4Q21 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Core noninterest expense ,141,436 ,136,351 ,125,622 ,126,356 Average assets 27,180,575 26,868,731 24,826,199 24,698,022 NIE to avg assets 2.0981896078357432E-2 2.0684713394168112E-2 2.0690561611948731E-2 2.2932524717971341E-2 Core NIE to avg assets 2.0814276372004639E-2 2.0298837336232962E-2 2.0240230894789813E-2 2.0464148910386427E-2 Net interest income ,193,026 ,193,585 ,145,606 ,153,081 Fully-taxable equivalent 6,770 6,203 5,602 5,579 Noninterest income 44,647 43,023 42,218 46,601 Noninterest expense ,142,575 ,138,943 ,128,417 ,141,597 Efficiency ratio (GAAP) 0.58326481020115117 0.57222695841621674 0.66390764426705817 0.68983879061292697 Total noninterest expense Efficiency ratio 57.31% 57.77 % Full-time equivalent employees 2,944 2,962 Total branches 198 198 Total noninterest expense ,114,333 ,136,351,000 Merger related costs ,142,575,000 ,138,943,000 Salaries & benefits 0 0 Branch right sizing -3,280 468 Total non-core items ,142,571,720 ,138,943,468 Total noninterest expense - core -,142,457,387 -2,592,468 -,142,573,599

Deposits, Securities, Liquidity, Interest Rate Sensitivity and Capital

Deposits Source: Average Fed Funds rate based on data from www.macrotrends.net 1 Linked quarter growth is 1Q25 vs 4Q24. The categories titled “Interest Bearing Transaction Accounts” and “Time Deposits” exclude public funds and brokered deposits, which are each shown as separate categories 2 Deposit beta calculated as change in cost of deposits from 2Q24 to 1Q25 divided by the change in quarterly average Federal Funds Effective rate for 2Q24 vs 1Q25 Deposit Mix $ in billions; Period End Balances $22.4 $21.8 $21.9 $21.9 Linked Quarter Deposit Change1 $ in millions; Period End Balances Total Deposits Noninterest Bearing Transaction Accounts Interest Bearing Transaction and Savings Accounts Time Deposits Brokered Deposits (MM & CDs) Evolution of Funding Rates 48% interest bearing deposit beta since 2Q242 $21.7 Commentary Positive remix in the quarter, led by an $183 million increase in customer deposits 16 basis point decrease in cost of deposits on a linked quarter basis 25 basis point decrease in interest bearings deposits on a linked quarter basis Remain focused on optimizing deposit balances and costs ~79% of deposits are FDIC insured or are collateralized deposits Public Funds (interest bearing) Customer Deposits +$183M

Securities: Targeted mix of securities to earning assets in mid-teens

Securities Portfolio by Type



8%
8%
40%
44%
Treasury/Agency
MBS/CMO
States and Political Subdivisions
Corporate & Other

Securities Portfolio Summary

At March 31, 2025	Yield (FTE)[1] HTM	Yield (FTE)[1] AFS	Effective Duration HTM	Effective Duration AFS
Fixed Rate				
Municipal	3.26%	3.30%	12.62	13.10
MBS/CMO	2.99	1.46	6.19	4.57
Treasury/Agency	2.34	3.03	8.46	0.18
Corporate	4.14	6.50	3.94	0.96
Other	2.51	3.41	10.63	4.07
Variable Rate	-	4.63	-	-
Total	**3.12%**	**3.12%**	**9.43**	**6.12**

Securities Portfolio Bond Ratings[2]

$ in millions

At March 31, 2025	HTM	AFS
U.S. Guaranteed/GSE	$1,505	$1,434
Aaa/AAA	483	302
Aa/AA	1,155	490
A	303	82
Baa/BBB	158	175
Not Rated	16	10
Total	$3,619	$2,492
Fair value	**$2,930**	**$2,492**

AOCI Evolution and Projections

$ in millions



AOCI Position
3/31/24
6/30/24
9/30/24
12/31/24
3/31/25
$(408)
$(405)
$(336)
$(361)
$(368)
10%



Projected AOCI "Burn" Down
AOCI Flat Rates³
3/31/25
YE 2025
YE 2026
YE 2027
$(368)
$(340)
$(313)
$(291)
~8%
~15%
~21%

FTE – fully taxable equivalent using an effective tax rate of 26.135%
Data presented on this slide is as of March 31, 2025, unless otherwise noted
1 Effective yield of securities portfolio at 3/31/25, excluding AOCI impact of HTM transfers made during 2Q22
2 Bond ratings reflect highest rating by Moody's Investors Service, Inc., Standard & Poor's or Fitch Ratings
3 **Flat Rates:** projected AOCI burn down assumes interest rates remain at 3/31/25 levels and no additional bond sales and is for illustrative purposes only

13

Liquidity: Solid liquidity position and reduced use of wholesale funding 1 Uninsured, non-collateralized deposits represent uninsured deposits of Simmons Bank, less the uninsured portion of collateralized deposits, and deposit balances of SFNC subsidiaries. See appendix for Non-GAAP reconciliations Loan to Deposit Ratio Period End Balances Cash and Cash Equivalents + Variable Rate Securities $ in millions $1,301 $1,245 FHLB borrowing availability Unpledged securities Fed Funds lines and Fed Discount Window Additional Liquidity Sources $ in millions Total at 3.31.25 $10,409 $ 4,432 4,197 1,780 Uninsured, non-collateralized deposits1 $4,536 Coverage ratio 2.3x $1,145 $1,166 $1,190 Borrowed Funds as a Percent of Total Liabilities Period End Balances 12.6% 10.4% 10.0% 8.9% 5.7% 5.9% 5.6% 4.8% Wholesale Funding $ in millions March 31, 2025 Change vs 4Q24 Brokered deposits $2,914 $(384) FF purchased/securities sold 50 13 FHLB advances 868 140 Other 17 - Subordinated debt 366 - Total $4,215 $(231) $1,125

Interest Rate Sensitivity Totals may not add due to rounding 1 Other includes agriculture, mortgage warehouse and other loans 2 Weighted average rates do not include mortgage warehouse and credit card portfolios 3 Projections over the next 12 months 4 Cash flows from fixed rate loans over the next 12 months includes prepayment assumptions and are based on the forward rate curve 5 Customer interest bearing deposits includes savings, money market, checking and customer CDs. Does not include brokered deposits Weighted Average Rates 4.02% 4.54% 3.73% 4.44% 3.48% 4.37% 3.19% 4.09% CD Maturities (over the next 12 months) $ in millions Additional Interest Rate Sensitivity Factors ~$113 million of projected securities principal maturities per quarter3 ~$2.4 billion of projected cash flows from fixed rate loans at a weighted average rate of 5.86%4 ~$0.9 billion of FHLB advances maturing at a weighted average rate of 4.45% in 2Q25 ~28% of customer interest bearing deposits5 are tied to index rates, principally Fed Funds target rate Loan Portfolio – Repricing and Maturity (contractual) At March 31, 2025 In millions Balance Sheet Interest Rate Sensitivity Over the next 12 months (estimated) Change in Interest Rates Base Case 5% Higher Deposit Betas 5% Lower Deposit Betas Down 25 bps 0.16% 0.27% 0.04% Down 50 bps 0.31% 0.51% 0.10% Assumes immediate, parallel shift in interest rates across the yield curve and static balance sheet Down 75 bps 0.48% 0.74% 0.18% Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,256.3670000000002 149.99700000000001 265.214 96.338999999999999 10.327 2,778.2440000000001 2,209.6849999999999 568.5590000000002 RE - Commercial 2,997.2820000000002 649.12900000000002 3,003.9450000000002 724.17499999999995 676.774 8,051.3050000000003 3,110.2280000000001 4,941.770000000002 RE - Single-Family 584.18299999999999 260.23099999999999 613.04300000000001 397.06900000000002 792.92600000000004 2,647.4519999999998 1,390.7539999999999 1,256.6979999999999 Commercial 1,381.8050000000001 115.41 462.20600000000002 303.59500000000003 109.667 2,372.6830000000004 1,419.21 953.66200000000049 Consumer 200.93100000000001 14.98 40.14 12.135 8.6910000000000007 276.87699999999995 192.66800000000001 84.208999999999946 Other1 550.44800000000009 26.774000000000001 63.427000000000007 45.477999999999994 281.39300000000003 967.5200000000001 538.51299999999992 429.00700000000018 Total 7,971.160000000005 1,216.5210000000002 4,447.9750000000004 1,578.7909999999999 1,879.778 17,094.80999999998 8,860.8689999999988 8,233.2120000000014 Weighted average rate2 7.2700000000000001E-2 5.74E-2 5.1499999999999997E-2 6.0100000000000001E-2 4.6600000000000003E-2 6.1699999999999998E-2 7.0199999999999999E-2 5.3100000000000001E-2 Repricing Term Rate Structure 3 mo or less 3-12 mo 1-3 years 3-5 years Over 5 years Total Variable Fixed RE - Construction 2,256.3670000000002 149.99700000000001 265.214 96.338999999999999 10.327 2,778.2440000000001 2,209.6849999999999 568.5590000000002 RE - Commercial 2,997.2820000000002 649.12900000000002 3,003.9450000000002 724.17499999999995 676.774 8,051.3050000000003 3,110.2280000000001 4,941.770000000002 RE - Single-Family 584.18299999999999 260.23099999999999 613.04300000000001 397.06900000000002 792.92600000000004 2,647.4519999999998 1,390.7539999999999 1,256.6979999999999 Commercial 1,381.8050000000001 115.41 462.20600000000002 303.59500000000003 109.667 2,372.6830000000004 1,419.21 953.66200000000049 Consumer 200.93100000000001 14.98 40.14 12.135 8.6910000000000007 276.87699999999995 192.66800000000001 84.208999999999946 Other1 550.44800000000009 26.774000000000001 63.427000000000007 45.477999999999994 281.39300000000003 967.5200000000001 538.51299999999992 429.00700000000018 Total 7,971.160000000005 1,216.5210000000002 4,447.9750000000004 1,578.7909999999999 1,879.778 17,094.80999999998 8,860.8689999999988 8,233.2120000000014 Weighted average rate2 7.2700000000000001E-2 5.74E-2 5.1499999999999997E-2 6.0100000000000001E-2 4.6600000000000003E-2 6.1699999999999998E-2 7.0199999999999999E-2 5.3100000000000001E-2

Capital: Focused on maintaining a strong capital position 1 1Q25 data as of March 31, 2025, 4Q24 data as of December 31, 2024, and 1Q24 data as of March 31, 2024 2 Non-GAAP measures that management believes aid in the discussion of results. See Appendix for Non-GAAP reconciliations 3 Market conditions and our capital needs (among other things) will drive decisions regarding additional, future stock repurchases Well Capitalized 5.0% Tier 1 Leverage Ratio1 CET 1 Capital Ratio1 Well Capitalized 6.5% Tier 1 Risk-Based Capital Ratio1 Total Risk-Based Capital Ratio1 Well Capitalized 10.0% Well Capitalized 8.0% Book Value Per Common Share1 Tangible Book Value Per Common Share 1,2 Capital Ratios (at 3/31/25) CET 1 Capital Ratio 12.21% Total Risk-Based Capital Ratio 14.59% Equity to Assets 13.18% Tangible Common Equity Ratio2 8.34% Share Repurchase Program3 No shares were repurchased during the first quarter of 2025 $175M remaining authorization under the current program

Loan Portfolio

Loans: Well-diversified, granular portfolio and conservative credit culture

Loan Portfolio Waterfall

$ in millions


$17,006
$2,144
$(2,147)
$91
$17,094
Total loans at 12/31/24
Funded loans /advances
Paydowns/ payoffs
Other[1]
Total loans at 3/31/25

Linked Quarter Change by Loan Type

$ in millions


Total Loans $88
RE – Commercial $139
RE – Construction $(11)
Commercial[2] $(50)
RE – Single Family $(43)
Consumer & Other $(40)
Agricultural $4
Mortgage Warehouse $100
Run-Off Portfolio[3] $(11)

Unfunded Commitments

$ in millions


RE - Construction
Commercial
RE - Single Family
RE - Commercial
Agriculture
Consumer/Other
$3,875
$3,746
$3,681
$3,739
$3,888
1Q24
2Q24
3Q24
4Q24
1Q25

93% variable rate
- 63% tied to Prime
- 37% tied to SOFR

Commentary

- Well-diversified, granular portfolio with no significant industry or geographic concentrations
- Loan growth weighted toward latter half of 1Q25, coupled with strong pipeline increase, strengthens outlook for future growth
- Minimal exposure to Shared National Credits (SNC)
  - SNC totaled ~1% of total loans
  - Additional banking relationships with all borrowers

1 "Other" includes linked quarter change associated with loan portfolios impacted by seasonality (agricultural, mortgage warehouse and credit cards) and change in run-off portfolio
2 Commercial loan change excludes the impact of loans included in the run-off portfolio
3 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

18

Pipelines: Represent opportunities that meet pricing and disciplined credit appetite 1 Rate ready to close represents the weighted average rate on commercial loans that are ready to close and does not include fees, including FAS 91 fees, associated with those commercial loans Rate Ready to Close1 8.43% 8.44% 8.38% 8.68% 8.31% 7.93% 7.39% Commercial Loan Pipeline by Category $ in millions Mortgage Loan Volume $ in millions $1,815 $877 Commentary Continued focus on maintaining prudent underwriting standards and pricing discipline $757 million of ready to close loans in the commercial pipeline with a rate1 of 7.39% Mortgage loan originations in 1Q25 83% purchase 17% refinance $1,244 $948 $1,013 $1,002 $1,265 43%

Loans: Conservative LTVs underpin prudent underwriting standards in key sectors

Loan Portfolio – Geographic diversification
By State



$16.5B[1]
34%
18%
14%
9%
4%
2%
19%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Top 10 MSAs	% of Total Loans[1]	% of Total Commitments[1]
Dallas-Plano-Irving	10.1%	9.9%
Houston-Sugarland-Baytown	9.0%	8.3%
Little Rock-North Little Rock-Conway	5.6%	5.6%
Memphis	5.4%	5.3%
Nashville-Davidson-Murfreesboro	5.0%	5.6%
Fort Worth-Arlington	4.3%	4.2%
Fayetteville-Springdale-Rogers	3.1%	2.9%
St. Louis	2.9%	2.7%
Jonesboro	2.1%	2.1%
Kansas City	1.9%	2.3%

Office (non-owner occupied permanent)
By State



$0.8B
44%
13%
13%
11%
2%
2%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 3/31/25
NPL Ratio	0.00%
Past Due 30+ Days	0.00%
Average Loan Size	$2.2M
Median Loan Size	$0.5M
Number of Loans <$1M	63%
Average LTV	47.7%
Weighted Average LTV	53.8%

Multifamily (permanent)
By State



$0.9B
35%
17%
12%
6%
8%
15%
7%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Kansas
Other

Key Statistics	At 3/31/25
NPL Ratio	0.75%
Past Due 30+ Days	0.68%
Average Loan Size	$3.0M
Median Loan Size	$0.6M
Number of Loans <$1M	65%
Average LTV	51.8%
Weighted Average LTV	62.5%

Retail (non-owner occupied permanent)
By State



$1.0B
49%
13%
10%
8%
5%
15%
Texas
Arkansas
Tennessee
Missouri
Oklahoma
Other

Key Statistics	At 3/31/25
NPL Ratio	0.26%
Past Due 30+ Days	0.00%
Average Loan Size	$1.9M
Median Loan Size	$1.0M
Number of Loans <$1M	51%
Average LTV	47.9%
Weighted Average LTV	56.3%

Data shown above as of March 31, 2025
1 Total loans or commitments excluding credit card portfolio and mortgage warehouse

20

CLD: Quick recycling of capital given short duration of portfolio Data shown above as of March 31, 2025 By State Construction and Land Development (CLD) Top 10 MSAs % of Total Loans % of Total Commitments Dallas-Plano-Irving 15.8% 15.1% Houston-Sugarland-Baytown 12.5% 9.8% Nashville-Davidson-Murfreesboro 6.6% 8.0% Fort Worth-Arlington 4.7% 4.5% Corpus Christi 3.9% 2.8% Orlando-Kissimmee-Sanford 3.6% 3.8% Kansas City 3.4% 3.4% Memphis 3.1% 2.7% Jacksonville, FL 1.8% 2.7% Phoenix-Mesa-Glendale 1.1% 3.5% $0.5B Key Statistics At 3/31/25 NPL Ratio 0.00% Past Due 30+ Days 0.00% Average Loan Size $11.6M Median Loan Size $4.4M Number of Loans <$1M 43% Average LTV 39.3% Weighted Average LTV 44.3% Weighted Average Maturity ~13 months CLD - Industrial Warehouse (non-owner occupied) By State CLD - Multifamily Key Statistics At 3/31/25 NPL Ratio 0.37% Past Due 30+ Days 0.00% Average Loan Size $19.2M Median Loan Size $16.4M Number of Loans <$1M 20% Average LTV 48.6% Weighted Average LTV 50.0% Weighted Average Maturity ~17 months By State $0.9B Key Statistics At 3/31/25 NPL Ratio 0.48% Past Due 30+ Days 0.00% Average Loan Size $1.4M Median Loan Size $0.3M Number of Loans <$1M 85% Average LTV 56.3% Weighted Average LTV 53.5% Weighted Average Maturity ~20 months $2.8B

Loans: Loan portfolio by type and key credit metrics

	as of December 31, 2024		as of March 31, 2025							
$ in millions	Balance $	% of Total Loans	Balance $	% of Total Loans	Past Due 30+ Days $	Classified $	Nonperforming $	Unfunded Commitment $	ACL %	Unfunded Commitment Reserve
Total Loan Portfolio										
Credit Card	182	1%	180	1%	2	1	1	-	3.37%	-
Consumer – Other	127	1%	97	1%	1	1	-	30	3.44%	0.57%
Real Estate – Construction	2,789	16%	2,778	16%	-	15	13	1,818	1.50%	1.13%
Real Estate – Commercial	7,912	46%	8,051	47%	10	273	67	242	1.52%	0.35%
Real Estate - Single-family	2,690	16%	2,647	15%	20	38	33	304	1.38%	0.60%
Commercial	2,434	14%	2,373	14%	3	60	37	1,264	1.58%	0.15%
Mortgage Warehouse	271	2%	371	2%	-	-	-	-	0.20%	-
Agriculture	261	2%	265	2%	-	2	1	229	0.77%	0.19%
Other	340	2%	332	2%	-	-	-	1	0.57%	0.07%
Total Loan Portfolio	**17,006**	**100%**	**17,094**	**100%**	**36**	**390**	**152**	**3,888**	**1.48%**	**0.66%**
Loan Concentration (Holding Company Level)										
C&D	94%		93%							
CRE	267%		269%							
Select Loan Categories										
Retail	1,204	7%	1,227	7%	-	4	3	107	1.02%	0.66%
Nursing / Extended Care	243	1%	240	1%	-	108	-	1	7.48%	0.01%
Healthcare	596	4%	606	4%	-	4	3	91	0.71%	0.14%
Multifamily	1,813	11%	1,808	11%	6	25	7	430	1.26%	0.62%
Hotel	679	4%	702	4%	-	62	28	106	3.98%	0.85%
Restaurant	569	3%	582	3%	-	41	28	28	3.87%	0.47%
NOO Office	817	5%	811	5%	-	13	9	123	2.36%	1.48%
NOO Industrial Warehouse	1,411	9%	1,366	8%	-	20	-	447	0.30%	0.17%
Run-Off Portfolio[1]	68	<1%	57	<1%	1	5	4	9	7.19%	-

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios

22

Credit Quality

Credit Quality: Underlying credit metrics remain healthy

Key Credit Quality Metrics

	1Q24	2Q24	3Q24	4Q24	1Q25
Loans past due 30-89 days	0.19%	0.15%	0.20%	0.22%	0.21%
Net charge-off ratio	0.19%	0.19%	0.22%	0.27%	0.23%
NPL ratio	0.63%	0.60%	0.59%	0.65%	0.89%
NPL ratio excluding Two Specific Credit Relationships[2]					*0.60%*
NPA to total assets	0.41%	0.39%	0.38%	0.45%	0.61%
NPA ratio excluding Two Specific Credit Relationships[2]					*0.42%*
ACL to total loans	1.34%	1.34%	1.35%	1.38%	1.48%
Reserve for unfunded commitments	0.66%	0.68%	0.70%	0.69%	0.66%

Nonperforming Loans

$ in millions



Core Portfolio
Run-Off Portfolio
Two Specific Credit Relationships
$107.3
$22.5
$84.8
$103.4
$15.6
$87.8
$101.7
$7.4
$94.3
$110.8
$5.5
$105.3
$152.4
$49.8
$3.8
$98.8
1Q24
2Q24
3Q24
4Q24
1Q25

Commentary

- Underlying credit metrics remain healthy
  - **21 bps** of loans past due 30-89 days, down 1 bp from 4Q24 levels
  - **23 bps** of net charge-offs in 1Q25; 4 bps associated with run-off portfolio[1]
  - **60 bps**[2] NPL ratio excluding Two Specific Credit Relationships, down 5 bps from 4Q24 levels
- Two Specific Credit Relationships represent **58% of our Top 10 NPLs**
  - Additional reserves totaling **$15.6M** added in 1Q25, total specific reserves of $30.8M on these credits

Two Specific Credit Relationships

Downtown St Louis Hotel

- $26.9M recourse loan originated pre-pandemic
- Classified in April 2021 due to pandemic impacts and subsequent market deterioration
- Represents the only credit within our portfolio located in downtown St Louis
- Borrower experienced seasonal stress in 1Q combined with harsh winter conditions
- Property remains in operation and we believe is entering stronger season of the year
- Migrated to nonperforming and will work to optimize proceeds from potential sale of the property
- Expect specific reserve level at 63% of principal to adequately cover potential loss beyond combined value of collateral and recourse

Fast-Food Operator

- $22.9M recourse loan relationship primarily resulting from our most recent acquisition
- Classified in June 2024 due to sector-related headwinds as well as global cash flow concerns with the borrower
- Borrower remains current on interest as of 3/31/25
- Placed on nonaccrual due, in part, to the fact that the Fraud Event concerns entities affiliated with the borrower
- We are exploring our rights and remedies regarding the Fraud Event
- Expect specific reserve level at 61% of principal to adequately cover potential loss beyond combined value of collateral and recourse

For purposes of the slides in this presentation, we refer to these relationships as the "Two Specific Credit Relationships"

1 "Run-off portfolio" consists of small ticket equipment finance and acquired asset based lending portfolios
2 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations

24

Credit Quality: Nonperforming and past due loans

Nonperforming Loans Evolution

$ in millions



$110.8
$2.8
$(2.8)
$(1.5)
$(4.8)
$(0.2)
$(1.7)
$49.8
$152.4
4Q24
RE - Construction
RE - Commercial
RE – Single Family
Commercial
Consumer & Other[1]
Run-Off Portfolio
Two Specific Credit Relationships
1Q25

Top 10 Nonperforming Loans

	Industry	Outstanding	ACL Reserve	Reserve %
1	CRE - Hotel	$26.9M	$16.9M	63%
2	CRE - Restaurant/C&I*	$22.9M	$13.9M	61%
3	CLD – Office	$8.6M	$2.1M	24%
4	CRE – Multifamily*	$6.8M	$0.9M	14%
5	C&I – Transportation	$6.3M	$3.2M	52%
6	C&I – Equipment*	$3.3M	$1.7M	50%
7	CLD – Condo	$3.1M	$0.3M	10%
8	CRE – Owner Occupied	$2.5M	$1.0M	38%
9	CRE – Retail	$2.5M	$0.2M	6%
10	C&I – Oil & Gas	$2.3M	$0.9M	39%

58% of Top 10 NPLs

Nonperforming Loans / Total Loans[2]



Strategic decision to de-risk certain elements of the loan portfolio through the planned exit of particular acquired non-relationship credits
Annual
Quarterly
0.65%
0.96%
0.57%
0.37%
0.50%
0.65%
0.63%
0.60%
0.59%
0.65%
0.89%
0.60%
NPL Ratio
NPL Ratio, excluding Two Specific Credit Relationships3
2019 2020 2021 2022 2023 2024
1Q24 2Q24 3Q24 4Q24 1Q25

Nonperforming Assets / Total Assets[2]



Annual
Quarterly
0.55%
0.64%
0.31%
0.23%
0.33%
0.45%
0.41%
0.39%
0.38%
0.45%
0.61%
0.42%
NPA to Assets
NPA to Assets, excluding Two Specific Credit Relationships3
2019 2020 2021 2022 2023 2024
1Q24 2Q24 3Q24 4Q24 1Q25

Past Due 30-89 days / Total Loans[2]



Annual
Quarterly
0.24%
0.21%
0.11%
0.18%
0.24%
0.22%
0.19%
0.15%
0.20%
0.22%
0.21%
2019 2020 2021 2022 2023 2024
1Q24 2Q24 3Q24 4Q24 1Q25

Source: S&P Global Market Intelligence 2017 – 2023; Company Reports
1 Consumer & Other includes credit card, consumer-other, mortgage warehouse, agriculture and other loan portfolios
2 As of December 31, for each respective year shown above; quarterly data as of the end of the quarter for each respective period
3 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations
* Represents acquired relationship from recent bank acquisitions. In the case of restaurant/C&I, the CRE portion of the relationship was from the most recent bank acquisition

25

ACL: Loan loss provision and net charge-offs Source: S&P Global Market Intelligence 2017 – 2023 1 “Run-off portfolio” consists of small ticket equipment finance and acquired asset based lending portfolios Commentary NCO ratio of 23 bps in 1Q25 4 bps associated with run-off portfolio1 3 bps associated with credit card portfolio ACL to total loans ended 1Q25 at 1.48% Reserve for Unfunded Commitments $ in millions As of 3/31/24 As of 6/30/24 As of 9/30/24 As of 12/31/24 As of 3/31/25 Unfunded Commitments $3,875 $3,746 $3,681 $3,739 $3,888 Reserve for Unfunded Commitments $25.6 $25.6 $25.6 $25.6 $25.6 Provision for Unfunded Commitments - - - - - Reserve / Unfunded Balance 0.66% 0.68% 0.70% 0.69% 0.66% ACL Methodology as of 3/31/25 Moody’s March 2025 scenarios with management’s weighting: Baseline (75%) / S1 (15%) / S3 (10%) Total credit coverage / total commitments: 1.32% Loan Loss Provision and Net Charge-Off Ratio $ in millions $10.2 $11.1 $12.1 $13.3 $26.8 ACL and ACL to Total Loans $ in millions

Forward-Looking Statements and Non-GAAP Financial Measures Forward-Looking Statements. Certain statements by Simmons First National Corporation (the “Company”, which where appropriate includes the Company’s wholly-owned banking subsidiary, Simmons Bank) contained in this presentation may not be based on historical facts and should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by reference to a future period(s) or by the use of forward-looking terminology, such as "anticipate," “believe,” “continue,” "estimate," "expect," "foresee,“ “indicate,” “plan,” “potential,” “project,” “target,” "may," "might," "will," "would," "could,“ “should,” “likely” or "intend," future or conditional verb tenses, and variations or negatives of such terms or by similar expressions. These forward-looking statements include, without limitation, statements relating to the Company’s future growth; business strategies; product development; revenue; expenses (including interest expense and non-interest expenses); assets; loan demand (including loan growth, loan capacity, and other lending activity); deposit levels; dividends; asset quality; profitability; earnings; critical accounting policies; accretion; net interest margin; noninterest income; the Company's common stock repurchase program; adequacy of the allowance for credit losses; income tax deductions; credit quality; level of credit losses from lending commitments; net interest revenue; interest rate sensitivity (including, among other things, the potential impact of rising rates); loan loss experience; liquidity; capital resources; future economic conditions and market risk; interest rates; the expected expenses and cost savings associated with branch closures; the Company’s ability to recruit and retain key employees; increases in, and cash flows associated with, the Company’s securities portfolio; legal and regulatory limitations and compliance and competition; anticipated loan principal reductions; plans for investments in and cash flows from securities; the estimated annual impact of securities sales; estimated earn back periods; projections regarding loan repricing, securities investments and maturities thereof; the expectations regarding the reserve levels for the Two Specific Credit Relationships on slide 24; the estimates of future swap income set forth on slide 8; the interest rate sensitivity estimates and projections set forth on slide 15; the AOCI burn down projections set forth on slide 13; and the 2025 outlook and associated commentary set forth on slide 5. Readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation in that actual results could differ materially from those indicated in or implied by such forward-looking statements due to a variety of factors. These factors include, but are not limited to, changes in the Company's operating or expansion strategy; the availability of and costs associated with obtaining adequate and timely sources of liquidity; changes in credit quality; changes in general market and economic conditions; increased unemployment; labor shortages; possible adverse rulings, judgments, fines, settlements and other outcomes of pending or future litigation; the ability of the Company to collect amounts due under loan agreements; significant increases in nonaccrual loan balances; changes in consumer preferences and loan demand; the effectiveness of the Company's interest rate risk management strategies; laws and regulations affecting financial institutions in general or relating to taxes; the effect of pending or future legislation; changes in governmental administrations; the ability of the Company to repurchase its common stock on favorable terms; the ability of the Company to successfully manage and implement its acquisition strategy and integrate acquired institutions; changes in tariff policies; difficulties and delays in integrating an acquired business or fully realizing cost savings and other benefits of mergers and acquisitions; changes in interest rates, deposit flows, real estate values, and capital markets; increased inflation; customer acceptance of the Company's products and services and changes in customer behaviors; changes or disruptions in technology and IT systems (including cyber or other information technology threats, attacks and events); changes in accounting principles relating to loan loss recognition (current expected credit losses, or CECL); fraud that results in material losses or that we have not discovered yet that may result in material losses; the benefits associated with the Company’s early retirement program; pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, political crises, war, and other military conflicts (including the ongoing military conflicts between Russia and Ukraine) or other major events, or the prospect of these events; increased competition in the markets in which the Company operates and from non-bank financial institutions; changes in governmental policies; loss of key employees; reliance on third parties for key services; the soundness of other financial institutions and any indirect exposure related to the closings of other financial institutions and their impact on the broader market through other customers, suppliers and partners, or that the conditions which resulted in the liquidity concerns experienced by closed financial institutions may also adversely impact, directly or indirectly, other financial institutions and market participants with which the Company has commercial or deposit relationships; increased delinquency and foreclosure rates on commercial real estate and other loans; and other risk factors. Other relevant risk factors are detailed in the Company’s Form 10-K for the year ended December 31, 2024, and other reports that the Company has filed with or furnished to the U.S. Securities and Exchange Commission (the SEC), all of which are available from the SEC on its website, www.sec.gov. In addition, there can be no guarantee that the board of directors (“Board”) of the Company will approve a quarterly dividend in future quarters, and the timing, payment, and amount of future dividends (if any) is subject to, among other things, the discretion of the Board and may differ significantly from past dividends. Any forward-looking statement speaks only as of the date of this presentation, and the Company undertakes no obligation to update these forward-looking statements to reflect events or circumstances that occur after the date of this presentation. Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Non-GAAP Financial Measures. This presentation contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance and capital adequacy. These measures adjust GAAP performance measures to, among other things, include the tax benefit associated with revenue items that are tax-exempt, as well as exclude from net income (including on a per share diluted basis), pre-tax, pre-provision earnings, net charge-offs, income available to common shareholders, non-interest income, and non-interest expense certain income and expense items attributable to, for example, merger activity (primarily including merger-related expenses), gains and/or losses on sale of branches, net branch right-sizing initiatives, early retirement program, FDIC special assessment charges and expenses related to the Fraud Event. In addition, the Company also presents certain figures based on tangible common stockholders’ equity, tangible assets and tangible book value, which exclude goodwill and other intangible assets, and presents certain other figures to include the effect that accumulated other comprehensive income could have on the Company’s capital levels. The Company further presents certain figures that are exclusive of the impact of deposits and/or loans acquired through acquisitions, mortgage warehouse loans, and/or energy loans, gains and/or losses on the sale of securities, or the Two Specific Credit Relationships. The Company’s management believes that these non-GAAP financial measures are useful to investors because they, among other things, present the results of the Company’s ongoing operations without the effect of mergers or other items not central to the Company’s ongoing business, present the Company’s capital inclusive of the potential impact of AOCI (primarily comprised of unrealized losses on securities), as well as normalize for tax effects and certain other effects. Management, therefore, believes presentations of these non-GAAP financial measures provide useful supplemental information that is essential to a proper understanding of the operating results of the Company’s ongoing businesses, and management uses these non-GAAP financial measures to assess the performance of the Company’s ongoing businesses as related to prior financial periods. These non-GAAP disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this presentation.

Appendix

Select Balance Sheet and Other Data 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 1Q25 vs 4Q24 1Q25 vs 1Q24 YTD $ in millions, except per share data 1Q25 4Q24 1Q24 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $17,094.78000000001 $17,005.937000000002 $17,001.759999999998 $88.140999999999622 0.51829546351959088% $92.318000000002939 0.54299084330094627% 591.53200000000004 Investment securities 6,107.4050000000007 6,166.619999999999 6,734.8159999999998 -58.656999999999243 -0.95128787222702671 -,627.41099999999915 -9.315933798339838 176.31700000000001 Total assets 26,792.991000000002 26,876.48999999999 27,372.174999999999 -83.057999999997264 - -,579.18399999999747 -2.1159589985085128 483.589 Total deposits 21,684.62 21,885.75 22,353.4000000001 -,201.13000000000102 -0.91899980580972107 -,668.38400000000183 -2.9901305435278491 15.497999999999999 0 #REF! Borrowed funds 1,301.327 1,148.7739999999999 1,296.8309999999999 152.55300000000011 13.279635507071028 4.4960000000000946 - -32.704000000000001 0 #REF! Total stockholders' equity 3,531.4850000000001 3,528.8719999999998 3,439.1260000000002 2.6130000000002838 - 92.358999999999924 2.6855369649149208 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $16,920.5 $17,212.34 $16,900.495999999999 $-,291.98400000000038 -1.6963945109566967% $19.554000000000087 - % 591.53200000000004 Investment securities 6,148.6289999999999 6,266.2860000000001 6,797.8230000000003 -,117.65700000000015 -1.8776193745386047 -,649.19400000000041 -9.5500280016116967 176.31700000000001 Total assets 26,678.628000000001 27,078.942999999999 27,259.399000000001 -,400.31499999999869 -1.4783257972809305 -,580.77100000000064 -2.130534866157543 483.589 Total deposits 21,680.927 21,856.62000000002 22,234.589 -,175.13500000000204 -0.80131086743806834 -,553.66200000000026 -2.4900932506555451 15.497999999999999 0 #REF! Borrowed funds 1,112.511 1,345.954 1,293.598 -,233.44299999999998 -17.344054848828414 -,181.8699999999999 -13.998707480994868 -32.704000000000001 0 #REF! Total stockholders' equity 3,564.4690000000001 3,543.1460000000002 3,447.210000000002 21.322999999999865 0.60180980405548812 117.44799999999987 3.4072319257701031 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 13.18% 13.13% 12.56 % Tangible common equity to tangible assets1 8.34 8.2899999999999991 7.75 Book value per share $28.04 $28.08 $27.42 $-3.9999999999999147E-2 - % $0.61999999999999744 2.2611232676878097 % Tangible book value per share1 16.809999999999999 16.8 16.02 9.9999999999980105E-3 - 0.78999999999999915 4.9313358302122294 Allowance for credit losses to total loans 1.48% 1.38% 1.34 % Nonperforming loan coverage ratio 165 212 212 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 1Q25 vs 4Q24 1Q25 vs 1Q24 YTD $ in millions, except per share data 1Q25 4Q24 1Q24 $ Change % Change $ Change % Change 4Q21 Period End Balances Total loans $17,094.78000000001 $17,005.937000000002 $17,001.759999999998 $88.140999999999622 0.51829546351959088% $92.318000000002939 0.54299084330094627% 591.53200000000004 Investment securities 6,107.4050000000007 6,166.619999999999 6,734.8159999999998 -58.656999999999243 -0.95128787222702671 -,627.41099999999915 -9.315933798339838 176.31700000000001 Total assets 26,792.991000000002 26,876.48999999999 27,372.174999999999 -83.057999999997264 - -,579.18399999999747 -2.1159589985085128 483.589 Total deposits 21,684.62 21,885.75 22,353.4000000001 -,201.13000000000102 -0.91899980580972107 -,668.38400000000183 -2.9901305435278491 15.497999999999999 0 #REF! Borrowed funds 1,301.327 1,148.7739999999999 1,296.8309999999999 152.55300000000011 13.279635507071028 4.4960000000000946 - -32.704000000000001 0 #REF! Total stockholders' equity 3,531.4850000000001 3,528.8719999999998 3,439.1260000000002 2.6130000000002838 - 92.358999999999924 2.6855369649149208 61.305999999999997 #DIV/0! #REF! Average Balances Total loans $16,920.5 $17,212.34 $16,900.495999999999 $-,291.98400000000038 -1.6963945109566967% $19.554000000000087 - % 591.53200000000004 Investment securities 6,148.6289999999999 6,266.2860000000001 6,797.8230000000003 -,117.65700000000015 -1.8776193745386047 -,649.19400000000041 -9.5500280016116967 176.31700000000001 Total assets 26,678.628000000001 27,078.942999999999 27,259.399000000001 -,400.31499999999869 -1.4783257972809305 -,580.77100000000064 -2.130534866157543 483.589 Total deposits 21,680.927 21,856.62000000002 22,234.589 -,175.13500000000204 -0.80131086743806834 -,553.66200000000026 -2.4900932506555451 15.497999999999999 0 #REF! Borrowed funds 1,112.511 1,345.954 1,293.598 -,233.44299999999998 -17.344054848828414 -,181.8699999999999 -13.998707480994868 -32.704000000000001 0 #REF! Total stockholders' equity 3,564.4690000000001 3,543.1460000000002 3,447.210000000002 21.322999999999865 0.60180980405548812 117.44799999999987 3.4072319257701031 61.305999999999997 #DIV/0! #REF! Select Other Data Equity to assets 13.18% 13.13% 12.56 % Tangible common equity to tangible assets1 8.34 8.2899999999999991 7.75 Book value per share $28.04 $28.08 $27.42 $-3.9999999999999147E-2 - % $0.61999999999999744 2.2611232676878097 % Tangible book value per share1 16.809999999999999 16.8 16.02 9.9999999999980105E-3 - 0.78999999999999915 4.9313358302122294 Allowance for credit losses to total loans 1.48% 1.38% 1.34 % Nonperforming loan coverage ratio 165 212 212 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Income Summary Totals may not foot due to rounding NM – Not meaningful 1 Non-GAAP measures that management believes aid in the discussion of results. See appendix for Non-GAAP reconciliations 2 All pre-provision net revenue (PPNR) figures set forth in this row are Non-GAAP measures. See footnote 1 for more information 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Net interest income $163.422 $163.422 $-1.5200000000000102 -0.92153605509816183% $11.515999999999991 7.5810040419733191% $164.94200000000001 $151.90600000000001 Noninterest income 46.155000000000001 46.155000000000001 2.5970000000000013 5.9621653886771693 2.9710000000000036 6.8798629121897088 $43.558 $43.183999999999997 Total revenue 209.577 209.577 1.0769999999999911 0.51654676258992716 14.486999999999995 7.4258034753190802 $208.5 $195.09 Noninterest expense 144.58000000000001 143.58600000000001 4.25 3.0501808577826259 5.7110000000000127 4.1421577515865913 $139.33600000000001 $137.875 Pre-provision net revenue2 64.996999999999986 65.990999999999985 -3.1730000000000089 -4.5876467526458891 8.775999999999982 15.338634973346119 $69.163999999999987 $57.215000000000003 Provision for credit losses 26.797000000000001 26.797000000000001 13.465 NM 16.591000000000001 NM $13.332000000000001 $10.206 Provision for credit losses on investment securities 0 0 0 #DIV/0! 0 #DIV/0! $0 $0 Provision for income taxes 5.8120000000000003 6.0720000000000001 -0.12600000000000033 -2.0329138431752232 -0.5860000000000003 -8.8014418744367724 $6.1980000000000004 $6.6580000000000004 Earnings $32.387999999999991 $33.121999999999986 $-16.512000000000008 -33.267518233468998% $-7.2290000000000187 -17.915293301281292% $49.633999999999986 $40.350999999999999 Diluted EPS $0.26 $0.26 $-0.13 -33.333333333333329% $-0.06 -18.75% $0.39 $0.32 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $ - $ - Merger related costs $1.9E-2 $1.9E-2 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - Gain on sale of intellectual property - - - - Early retirement program 3.609 3.609 3.609 3.609 Donation to Simmons First Foundation - - - - Day 2 CECL provision - - - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 574.53574744661103% #REF! #REF! % $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 Net income $6.0799999999999912 $31.564999999999987 -80.738159353714579% #REF! #REF! % $23.325999999999986 $14.042999999999999 Diluted EPS $0.19 $0.37 -48.648648648648646% #REF! #REF! % $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 Noninterest income - adjusted 42.272000000000006 42.272000000000006 35.138999999999989 35.872999999999983 Key Performance Ratios % Change vs Reported Adjusted1 4Q24 1Q24 0 Return on average assets 1.37% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 Return on average common equity 10.42 10.08 Return on average tangible common equity (2) 17.43 17.25 Efficiency ratio (2) 58.1 56.75 Net interest margin (FTE) 2.85 2.89 Book value per share $28.42 $28.03 1.3913663931501981% #REF! #REF! % Tangible book value per share (2) 17.39 17.16 1.3403263403263428 #REF! #REF! Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 -1.6454403631501902 #REF! #REF! Noninterest income to revenue 25.319042668134468% 26.136546750997059 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 Gain on sale of branches 0.44500000000000001 5.4770000000000003 Net interest income ,146,533 ,146,681 Noninterest income 49,679 51,903 Total revenue ,196,212 ,198,584 Non-core items Gain on sale of branches 445 5,477 Core noninterest income 49,234 46,426 Core total revenue ,195,767 ,193,107 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704 3Q21 2Q21 1Q21 4Q20 3Q20 Noninterest income 48,550 47,115 49,549 41,761 69,479 Securities gains 5,248 5,127 5,471 16 22,305 43,302 41,988 44,078 41,745 47,174 Avg Assets 23,255,541 23257921 22738821 21852094 21765321 7.4480314175447478E-3 7.2212817302113978E-3 7.7537881141682766E-3 7.6413729503451702E-3 8.6695711953892161E-3 FTE 2740 2783 2817 2827 2840 NII per FTE 17.71897810218978 16.929572403880705 17.589279375221867 14.77219667492041 24.46443661971831 NII per FTE, ex 15.803649635036496 15.087315846209126 15.647142350017749 14.766536964980546 16.61056338028169 Core 48789 46670 44072 41486 69109 17.806204379562043 16.769673014732302 15.64501242456514 14.674920410328971 24.334154929577466 Net interest income ,145,237 ,146,533 ,146,681 ,154,960 ,153,610 Noninterest income 48,550 47,115 49,549 41,761 69,479 Total Revenue ,193,787 ,193,648 ,196,230 ,196,721 ,223,089 70.72518248175183 69.582464965864176 69.659211927582533 69.586487442518575 78.552464788732394 Core ,194,026 ,193,203 ,190,753 ,196,446 ,222,719 70.812408759124082 69.422565576715769 67.714944976925807 69.489211177927132 78.422183098591546 Core 0.25145599043427169 0.24155939607563029 0.23104223786781861 0.21118271687893875 0.31029683143333081 1Q25 Adjusted 1Q25 vs Adjusted Adjusted Adjusted $ in millions, except per share data Reported Adjusted1 4Q24 1Q24 4Q24 1Q24 Net interest income $163.422 $163.422 $-1.5200000000000102 -0.92153605509816183% $11.515999999999991 7.5810040419733191% $164.94200000000001 $151.90600000000001 Noninterest income 46.155000000000001 46.155000000000001 2.5970000000000013 5.9621653886771693 2.9710000000000036 6.8798629121897088 $43.558 $43.183999999999997 Total revenue 209.577 209.577 1.0769999999999911 0.51654676258992716 14.486999999999995 7.4258034753190802 $208.5 $195.09 Noninterest expense 144.58000000000001 143.58600000000001 4.25 3.0501808577826259 5.7110000000000127 4.1421577515865913 $139.33600000000001 $137.875 Pre-provision net revenue2 64.996999999999986 65.990999999999985 -3.1730000000000089 -4.5876467526458891 8.775999999999982 15.338634973346119 $69.163999999999987 $57.215000000000003 Provision for credit losses 26.797000000000001 26.797000000000001 13.465 NM 16.591000000000001 NM $13.332000000000001 $10.206 Provision for credit losses on investment securities 0 0 0 #DIV/0! 0 #DIV/0! $0 $0 Provision for income taxes 5.8120000000000003 6.0720000000000001 -0.12600000000000033 -2.0329138431752232 -0.5860000000000003 -8.8014418744367724 $6.1980000000000004 $6.6580000000000004 Earnings $32.387999999999991 $33.121999999999986 $-16.512000000000008 -33.267518233468998% $-7.2290000000000187 -17.915293301281292% $49.633999999999986 $40.350999999999999 Diluted EPS $0.26 $0.26 $-0.13 -33.333333333333329% $-0.06 -18.75% $0.39 $0.32 Impact of certain items, net of tax1, 2 26.308 1.5569999999999999 26.308 26.308 Impact of certain items: Day 2 CECL provision $ - $ - $ - $ - Merger related costs $1.9E-2 $1.9E-2 $1.9E-2 $1.9E-2 Branch right sizing costs 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 9.5000000000000001E-2 Loss from early retirement of TruPS - - - - Gain on sale of intellectual property - - - - Early retirement program 3.609 3.609 3.609 3.609 Donation to Simmons First Foundation - - - - Day 2 CECL provision - - - - Tax effect (2) -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 -0.97199999999999998 Total impact on earnings $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 $2.7509999999999999 Pre-tax, pre-provision income (adjusted) (3) $29.059000000000001 $4.3079999999999998 574.53574744661103% #REF! #REF! % $29.059000000000001 $29.059000000000001 Tax effect on non-core items -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 -3.9830000000000001 Net income $6.0799999999999912 $31.564999999999987 -80.738159353714579% #REF! #REF! % $23.325999999999986 $14.042999999999999 Diluted EPS $0.19 $0.37 -48.648648648648646% #REF! #REF! % $0.19 $0.19 Noninterest income 42.218000000000004 42.218000000000004 Gain (loss) on sale of securities -5.3999999999999999E-2 -5.3999999999999999E-2 Noninterest income - adjusted 42.272000000000006 42.272000000000006 35.138999999999989 35.872999999999983 Key Performance Ratios % Change vs Reported Adjusted1 4Q24 1Q24 0 Return on average assets 1.37% 1.29 % Return on average common equity (ROCE) 10.08 9.1999999999999993 Return on average common equity 10.42 10.08 Return on average tangible common equity (2) 17.43 17.25 Efficiency ratio (2) 58.1 56.75 Net interest margin (FTE) 2.85 2.89 Book value per share $28.42 $28.03 1.3913663931501981% #REF! #REF! % Tangible book value per share (2) 17.39 17.16 1.3403263403263428 #REF! #REF! Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 -1.6454403631501902 #REF! #REF! Noninterest income to revenue 25.319042668134468% 26.136546750997059 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 Gain on sale of branches 0.44500000000000001 5.4770000000000003 Net interest income ,146,533 ,146,681 Noninterest income 49,679 51,903 Total revenue ,196,212 ,198,584 Non-core items Gain on sale of branches 445 5,477 Core noninterest income 49,234 46,426 Core total revenue ,195,767 ,193,107 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Service charges on deposit accounts $11.557 $10.050000000000001 $10.385 14.995024875621887% 11.285507944150222% $31.321999999999999 -2.9767989344236967 $32.283000000000001 Debit and credit card fees (1) 7.1020000000000003 7.0730000000000004 6.4779999999999998 - 9.6326026551404844 20.785 13.604066462614783 18.295999999999999 Trust income 7.1449999999999996 7.2380000000000004 6.7439999999999998 -1.2848853274385306 5.9460260972716465 21.048999999999999 -0.46812937393607057 21.148 Mortgage lending income 5.8179999999999996 4.49 13.971 29.576837416481055 -58.356595805597308 16.754999999999999 -46.768966831871907 31.475999999999999 Other service charges and fees 1.964 2.048 1.764 -4.1015625000000036 11.337868480725621 5.9340000000000002 22.577979756248705 4.8410000000000002 Bank owned life insurance 2.573 2.0379999999999998 1.591 26.25122669283612 61.722187303582658 6.1340000000000003 41.532071988924798 4.3339999999999996 Investment banking income 0.73199999999999998 0.65400000000000003 0.55700000000000005 11.926605504587149 31.418312387791726 2.081 3.7905236907730711 2.0049999999999999 SBA lending income 0.191 0.28699999999999998 0.30399999999999999 -33.449477351916372 -37.171052631578945 0.71799999999999997 -15.029585798816569 0.84499999999999997 Gain (loss) on sale of securities 5.2480000000000002 5.1269999999999998 22.305 2.3600546128340247 -76.471643129343192 15.846 -71.078663989779173 54.79 Other 6.22 8.11 5.38 -23.304562268803945 15.613382899628251 24.59 -12.147195426938188 27.99 Total noninterest income $48.55 $47.115000000000002 $69.479000000000013 3.0457391488910011% -30.122770909195602% 145.214 -26.662559088521682 198.00800000000001 Core noninterest income (2) $48.788999999999994 $46.67 $69.109000000000009 4.5403899721448306% -29.402827417557788% 139.53100000000001 -26.386346250230819 189.54500000000002 3Q21 2Q21 3Q20 1Q21 4Q20 Noninterest income to revenue 25.145599043427168% 24.330228042634058% 31.144072545038075% 25.250471385618916% 21.228541945191413% 24.879682694696445% 29.000178680750228 Core noninterest income to revenue 25.145599043427168 24.155939607563027 31.029683143333081 23.104223786781862 21.118271687893873 24.14106321650155 28.109099699103833 Gain on sale of branches -0.23899999999999999 0.44500000000000001 0.37 5.4770000000000003 0.37 5.6829999999999998 8.4629999999999992 -370 Net interest income ,145,237 ,146,533 ,153,610 ,146,681 ,154,960 ,438,451 ,484,774 Noninterest income 48,789 47,115 69,479 49,549 41,761 ,145,214 ,198,008 24590 Total revenue ,194,026 ,193,648 ,223,089 ,196,230 ,196,721 ,583,665 ,682,782 18907 Non-core items 5683 Gain on sale of branches 0 445 370 5,477 275 5,683 8,463 Core noninterest income 48,789 46,670 69,109 44,072 41,486 ,139,531 ,189,545 Core total revenue ,194,026 ,193,203 ,222,719 ,190,753 ,196,446 ,577,982 ,674,319 Noninterest income 48,789 47,115 69,479 Less securities gains -5,248 -5,127 ,-22,305 43,541 41,988 47,174 % Change vs YTD % YTD $ in millions Q3 21 Q2 21 Q3 20 Q2 21 Q3 20 3Q 21 Change 3Q20 Salaries and employee benefits $61.902000000000001 $60.261000000000003 $61.143999999999998 2.723154278886839% 1.2396964542718871% 182.50299999999999 -2.2542739620377925 186.71199999999999 Occupancy expense, net 9.3610000000000007 9.1029999999999998 9.6470000000000002 2.8342304734702943 -2.9646522234891632 27.763999999999999 -2.1498555015154701 28.373999999999999 Furniture and equipment 4.8949999999999996 4.859 6.2309999999999999 0.74089318789873604 -21.4411811908201 15.169 -16.184108741297372 18.097999999999999 Deposit insurance 1.87 1.6870000000000001 2.2440000000000002 10.847658565500891 -16.666666666666671 4.8650000000000002 -35.62260156146619 7.5570000000000004 OREO and foreclosure expense 0.33900000000000002 0.86299999999999999 0.60199999999999998 -60.71842410196988 -43.687707641196006 1.5449999999999999 28.642797668609475 1.2010000000000001 Merger related costs 1.401 0.68600000000000005 0.90200000000000002 104.22740524781339 55.32150776053215 2.3199999999999998 -38.94736842105263 3.8 Other (1) 34.564999999999998 37.198 35.807000000000002 -7.07833754502931 -3.4685955260144787 107.82599999999999 -4.7086271806564532 113.154 Total noninterest expense $114.333 $114.65700000000001 $116.577 - % -1.9249080007205537% 341.99199999999996 -4.7099995541883999 358.89599999999996 Core noninterest expense (2) $116.212 $113.503 $112.887 2.386721055831126% 2.9454232994056029% 341.85899999999992 -2.2857975852922388 349.85599999999994 Efficiency ratio 57.31% 57.77% 51.46 % Full-time equivalent employees 2,944 2,962 2,939 Total branches 198 198 226 Total noninterest expense ,114,333 ,114,657.1 ,116,577 ,341,991.99999999994 ,358,895.99999999994 Merger related costs 1,401 686 902 2,320 3,800 Salaries & benefits 0 0 2,448 66 2,941 Branch right sizing -3,280 468 340 -2,253 2,299 Total non-core items -1,879 1,154 3,690 133 9,040 Total noninterest expense - core ,116,212 ,113,503.1 ,112,887 ,341,858.99999999994 ,349,855.99999999994 0 341859 349856 0 0 SFNC SFNC Legacy Spirit Initial Provision SFNC Reported $ in millions Q1 22 Q2 22 + Q1 22 + & M&I Costs = Q2 22 Net interest income $145.60599999999999 154.66 30.439 0 $185.09899999999999 6.2181503509470777E-2 Noninterest income 42.218000000000004 38.47 1.708 0 40.177999999999997 -8.8777298782509936E-2 Total revenue 187.82400000000001 193.13 32.146999999999998 0 225.27699999999999 2.8249850924269439E-2 Noninterest expense 128.417 124.752 11.304 19.132999999999999 155.18899999999999 -2.8539835068565736E-2 Pre-provision net revenue 59.407000000000011 68.378 20.842999999999996 -19.132999999999999 70.087999999999994 0.15100914033699711 Provision for (recapture of) credit losses -19.914000000000001 7.9999999999998295E-2 0 33.779000000000003 33.859000000000002 -1.0040172742794014 Net income before income taxes 79.321000000000012 68.298000000000002 20.842999999999996 -52.912000000000006 36.228999999999992 -0.1389669822619484 Provision for income taxes 14.226000000000001 14.67652 3.96 -11.111520000000001 7.5250000000000004 3.1668775481512659E-2 Net income $65.095000000000013 $53.621480000000005 $16.882999999999996 -41.800480000000007 28.703999999999994 -0.17625808433827492 Key Performance Ratios % Change vs Q1 22 Q2 22 Q1 22 & M&I Costs Q2 22 Return on average assets 1.37% 1.29% 1.29% 1.2 % Return on average common equity (ROCE) 10.08 9.1999999999999993 9.1999999999999993 8.2100000000000009 Return on average common equity 10.42 10.08 10.08 8.91 Return on average tangible common equity (2) 17.43 17.25 17.25 15.45 Efficiency ratio (2) 58.1 56.75 56.75 53.58 Net interest margin (FTE) 2.85 2.89 2.89 3.21 Book value per share $28.42 $28.03 $28.03 $26.98 1.3913663931501981 Tangible book value per share (2) 17.39 17.16 17.16 16.07 1.3403263403263428 Shares outstanding (in thousands) ,106,603.231 ,108,386.66899999999 ,108,386.66899999999 ,109,023.781 -1.6454403631501902 Noninterest income to revenue 25.319042668134468% 26.136546750997059% 26.136546750997059% 23.480655234960825 % Core noninterest income to revenue 25.149284608744065 24.041593520690601 24.041593520690601 22.684030533197294 Gain on sale of branches 0.44500000000000001 5.4770000000000003 5.4770000000000003 2.2040000000000002 Net interest income ,146,533 ,146,681 ,146,681 ,163,681 Noninterest income 49,679 51,903 51,903 50,227 Total revenue ,196,212 ,198,584 ,198,584 ,213,908 Non-core items Gain on sale of branches 445 5,477 5,477 2,204 Core noninterest income 49,234 46,426 46,426 48,023 Core total revenue ,195,767 ,193,107 ,193,107 ,211,704

Non-GAAP Reconciliations 1 Effective tax rate of 26.135%   1Q 2Q 3Q 4Q 1Q $ in thousands, except per share data 2024 2024 2024 2024 2025 Calculation of Adjusted Earnings Net Income $ 38,871 $ 40,763 $ 24,740 $ 48,319 $ 32,388 Certain items Branch right sizing, net 236 519 410 1,581 994 Loss (gain) on sale of securities - - 28,393 - - Early retirement program 219 118 (1) 200 - FDIC special assessment 1,549 283 - - - Termination of vendor and software services - 615 (13) - - Tax effect¹ (524) (401) (7,524) (466) (260) Certain items, net of tax 1,480 1,134 21,265 1,315 734 Adjusted earnings (non-GAAP) $ 40,351 $ 41,897 $ 46,005 $ 49,634 $ 33,122 Calculation of Earnings and Adjusted Earnings per Diluted Share Earnings available to common shareholders $ 38,871 $ 40,763 $ 24,740 $ 48,319 $ 32,388 Diluted earnings per share $ 0.31 $ 0.32 $ 0.20 $ 0.38 $ 0.26 Adjusted earnings available to common shareholders (non-GAAP) $ 40,351 $ 41,897 $ 46,005 $ 49,634 $ 33,122 Adjusted diluted earnings per share (non-GAAP) $ 0.32 $ 0.33 $ 0.37 $ 0.39 $ 0.26

Non-GAAP Reconciliations

$ in thousands	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Calculation of Pre-Provision Net Revenue (PPNR)					
Net interest income	$ 151,906	$ 153,905	$ 157,712	$ 164,942	$ 163,422
Noninterest income	43,184	43,299	17,130	43,558	46,155
Less: Noninterest expense	139,879	139,354	137,193	141,117	144,580
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 55,211	$ 57,850	$ 37,649	$ 67,383	$ 64,997
Calculation of Adjusted Pre-Provision Net Revenue					
Pre-Provision Net Revenue (PPNR) (non-GAAP)	$ 55,211	$ 57,850	$ 37,649	$ 67,383	$ 64,997
Plus: (Gain) loss on sale of securities	-	-	28,393	-	-
Plus: Branch right sizing costs, net	236	519	410	1,581	994
Plus: FDIC special assessment	1,549	283	-	-	-
Plus: Early retirement program	219	118	(1)	200	-
Plus: Termination of vendor and software services	-	615	(13)	-	-
Adjusted Pre-Provision Net Revenue (non-GAAP)	$ 57,215	$ 59,385	$ 66,438	$ 69,164	$ 65,991
Calculation of Book Value and Tangible Book Value per Share					
Total common stockholders' equity	$ 3,439,126	$ 3,458,869	$ 3,528,833	$ 3,528,872	$ 3,531,485
Intangible assets:					
Goodwill	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)	(1,320,799)
Other intangible assets	(108,795)	(104,943)	(101,093)	(97,242)	(93,714)
Total intangible assets	(1,429,594)	(1,425,742)	(1,421,892)	(1,418,041)	(1,414,513)
Tangible common stockholders' equity (non-GAAP)	$ 2,009,532	$ 2,033,127	$ 2,106,941	$ 2,110,831	$ 2,116,972
Shares of common stock outstanding	125,419,618	125,487,520	125,554,598	125,651,540	125,926,822
Book value per common share	$ 27.42	$ 27.56	$ 28.11	$ 28.08	$ 28.04
Tangible book value per common share (non-GAAP)	$ 16.02	$ 16.20	$ 16.78	$ 16.80	$ 16.81

32

Non-GAAP Reconciliations

$ in thousands, except number of employees (FTE)	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Calculation of Total Revenue and Adjusted Total Revenue					
Net Interest Income (GAAP)	$ 151,906	$ 153,905	$ 157,712	$ 164,942	$ 163,422
Noninterest Income (GAAP)	43,184	43,299	17,130	43,558	46,155
Total Revenue (non-GAAP)	$ 195,090	$ 197,204	$ 174,842	$ 208,500	$ 209,577
Total Revenue (non-GAAP)	$ 195,090	$ 197,204	$ 174,842	$ 208,500	$ 209,577
Less: Gain (loss) on sales of securities	-	-	(28,393)	-	-
Adjusted Total Revenue (non-GAAP)	$ 195,090	$ 197,204	$ 203,235	$ 208,500	$ 209,577
Employees (FTE)	2,989	2,961	2,972	2,946	2,949
Total Revenue per Employee (FTE)	$ 65.27	$ 66.60	$ 58.83	$ 70.77	$ 71.07
Adjusted Total Revenue per Employee (FTE)	$ 65.27	$ 66.60	$ 68.38	$ 70.77	$ 71.07
Calculation of Adjusted Noninterest Income					
Noninterest Income (GAAP)	$ 43,184	$ 43,299	$ 17,130	$ 43,558	$ 46,155
Less: Gain (loss) on sale of securities	-	-	(28,393)	-	-
Adjusted Noninterest Income (non-GAAP)	$ 43,184	$ 43,299	$ 45,523	$ 43,558	$ 46,155
Calculation of Noninterest Income to Total Revenue					
Noninterest Income to Total Revenue	22.14%	21.96%	9.80%	20.89%	22.02%
Adjusted Noninterest Income to Adjusted Total Revenue (non-GAAP)	22.14%	21.96%	22.40%	20.89%	22.02%
Calculation of Total Revenue and Adjusted Revenue Per Share					
Average Diluted Shares Outstanding	125,661,950	125,758,166	125,999,269	126,232,084	126,336,557
Total Revenue per Average Diluted Shares Outstanding	$ 1.55	$ 1.57	$ 1.39	$ 1.65	$ 1.66
Adjusted Total Revenue per Average Diluted Shares Outstanding (non-GAAP)	$ 1.55	$ 1.57	$ 1.61	$ 1.65	$ 1.66

FTE – Full time equivalent

33

Non-GAAP Reconciliations

$ in thousands	1Q 2024	2Q 2024	3Q 2024	4Q 2024	1Q 2025
Calculation of Adjusted Noninterest Expense					
Noninterest Expense (GAAP)	$ 139,879	$ 139,354	$ 137,193	$ 141,117	$ 144,580
Less: Branch right sizing expense	236	519	410	1,581	994
Less: Early retirement program	219	118	(1)	200	-
Less: FDIC special assessment	1,549	283	-	-	-
Less: Termination of vendor and software services	-	615	(13)	-	-
Adjusted Noninterest Expense (non-GAAP)	$ 137,875	$ 137,819	$ 136,797	$ 139,336	$ 143,586
Calculation of Noninterest Expense to Average Assets					
Average total assets	$ 27,259,399	$ 27,305,277	$ 27,216,440	$ 27,078,943	$ 26,678,628
Noninterest expense to average total assets	2.06%	2.05%	2.01%	2.07%	2.20%
Adjusted noninterest expense to average assets (non-GAAP)	2.03%	2.03%	2.00%	2.05%	2.18%
Calculation of Efficiency Ratio and Adjusted Efficiency Ratio					
Noninterest Expense (efficiency ratio numerator)	$ 139,879	$ 139,354	$ 137,193	$ 141,117	$ 144,580
Total Revenue	$ 195,090	$ 197,204	$ 174,842	$ 208,500	$ 209,577
Fully taxable equivalent adjustment	6,422	6,576	6,398	6,424	6,414
Efficiency ratio denominator	$ 201,512	$ 203,780	$ 181,240	$ 214,924	$ 215,991
Efficiency ratio (based on GAAP figures)	69.41%	68.38%	75.70%	65.66%	66.94%
Adjusted Noninterest Expense (non-GAAP)	$ 137,875	$ 137,819	$ 136,797	$ 139,336	$ 143,586
Less: Other real estate and foreclosure expense	179	117	87	317	198
Less: Amortization of intangible assets	3,850	3,852	3,851	3,850	3,527
Adjusted efficiency ratio numerator (non-GAAP)	$ 133,846	$ 133,850	$ 132,859	$ 135,169	$ 139,861
Adjusted Total Revenue (non-GAAP) (reconciliation shown on page 33)	$ 195,090	$ 197,204	$ 203,235	$ 208,500	$ 209,577
Fully taxable equivalent adjustment	6,422	6,576	6,398	6,424	6,414
Adjusted efficiency ratio denominator (non-GAAP)	$ 201,512	$ 203,780	$ 209,633	$ 214,924	$ 215,991
Adjusted Efficiency Ratio (non-GAAP)	66.42%	65.68%	63.38%	62.89%	64.75%

Fully taxable equivalent adjustment using an effective tax rate of 26.135%

34

Non-GAAP Reconciliations   1Q 4Q 1Q $ in thousands 2024 2024 2025 Calculation of Adjusted Salaries and Employee Benefits Salaries and employee benefits (GAAP) $ 72,653 $ 71,588 $ 74,824 Less: Early retirement program 219 200 - Total Adjusted Salaries and Employee Benefits (non-GAAP) $ 72,434 $ 71,388 $ 74,824 Calculation of Adjusted Other Noninterest Expense Other noninterest expense (GAAP) $ 42,513 $ 46,115 $ 46,051 Less: Branch right sizing expense 83 1,457 161 Total Adjusted Other Noninterest Expense (non-GAAP) $ 42,430 $ 44,658 $ 45,890 Calculation of Adjusted Provision for Income Taxes Provision for income taxes (GAAP) $ 6,134 $ 5,732 $ 5,812 Less: Tax effect of certain items (non-GAAP) (reconciliation shown on page 31) (524) (466) (260) Adjusted provision for income taxes (non-GAAP) $ 6,658 $ 6,198 $ 6,072 Calculation of Adjusted Occupancy Expense, Net Occupancy expense, net (GAAP) $ 12,258 $ 11,876 $ 12,651 Less: Branch right sizing expense 145 87 744 Total Adjusted Occupancy Expense (non-GAAP) $ 12,113 $ 11,789 $ 11,907 Calculation of Adjusted Furniture and Equipment Expense Furniture and Equipment Expense (GAAP) $ 5,141 $ 5,671 $ 5,465 Less: Branch right sizing expense 8 37 89 Total Adjusted Furniture and Equipment Expense (non-GAAP) $ 5,133 $ 5,634 $ 5,376

Non-GAAP Reconciliations

$ in thousands	1Q 2024	4Q 2024	1Q 2025
Calculation of Tangible Common Equity (TCE)			
Total common stockholders' equity	$ 3,439,126	$ 3,528,872	$ 3,531,485
Less: Intangible assets	(1,429,594)	(1,418,041)	(1,414,513)
Total tangible common stockholders' equity (non-GAAP)	$ 2,009,532	$ 2,110,831	$ 2,116,972
Total assets	$ 27,372,175	$ 26,876,049	$ 26,792,991
Less: Intangible assets	(1,429,594)	(1,418,041)	(1,414,513)
Total tangible assets	$ 25,942,581	$ 25,458,008	$ 25,378,478
Common equity to total assets	12.56%	13.13%	13.18%
Tangible common equity to tangible common assets (non-GAAP)	7.75%	8.29%	8.34%
Calculation of CET 1 Capital Ratio, Including the Impact of AOCI			
Total stockholders' equity	$ 3,439,126	$ 3,528,872	$ 3,531,485
CECL transition provision	30,873	30,873	-
Disallowed intangible assets, net of deferred tax	(1,394,672)	(1,385,128)	(1,381,953)
Unrealized loss (gain) on available for sale securities (AOCI)	408,016	360,910	367,710
Total tier 1 capital (CET 1)	$ 2,483,343	$ 2,535,527	$ 2,517,242
Total tier 1 capital (CET 1)	$ 2,483,343	$ 2,535,527	$ 2,517,242
Less: Unrealized loss (gain) on available for sale securities (AOCI)	408,016	360,910	367,710
Total tier 1 capital, including AOCI (non-GAAP)	$ 2,075,327	$ 2,174,617	$ 2,149,532
Risk weighted assets	$ 20,782,094	$ 20,473,960	$ 20,621,540
CET 1 capital ratio	11.95%	12.38%	12.21%
CET 1 capital ratio, including AOCI (non-GAAP)	9.99%	10.62%	10.42%

36

Non-GAAP Reconciliations

$ in thousands	1Q 2024	4Q 2024	1Q 2025
Calculation of Uninsured, Non-Collateralized Deposit Coverage Ratio			
Uninsured deposits at Simmons Bank	$ 8,413,514	$ 8,467,291	$ 8,614,833
Less: Collateralized deposits (excluding portion that is FDIC insured)	2,995,241	2,790,339	3,005,328
Less: Intercompany eliminations	775,461	1,045,734	1,073,500
Total uninsured, non-collateralized deposits (non-GAAP)	$ 4,642,812	$ 4,631,218	$ 4,536,005
FHLB borrowing availability	$ 5,326,000	$ 4,716,000	$ 4,432,000
Unpledged securities	4,122,000	4,103,000	4,197,000
Fed funds lines, Fed discount window and Bank Term Funding Program[1]	2,009,000	2,081,000	1,780,000
Additional liquidity sources	$ 11,457,000	$ 10,900,000	$ 10,409,000
Uninsured, non-collateralized deposit coverage ratio (non-GAAP)	2.5x	2.4x	2.3x
Calculation of Net Charge-Off Ratio, Excluding Run-Off Portfolio			
Net charge-offs	$ 8,070	$ 11,536	$ 9,648
Less: Net charge-offs from run-off portfolio	4,500	2,500	1,900
Net charge-offs excluding run-off portfolio (non-GAAP)	$ 3,570	$ 9,036	$ 7,748
Average total loans	$ 16,900,496	$ 17,212,034	$ 16,920,050
Net charge-offs as a percentage of average total loans (annualized) (NCO ratio)	0.19%	0.27%	0.23%
NCO ratio excluding NCOs associated with run-off portfolios (annualized) (non-GAAP)	0.08%	0.21%	0.19%

1 The Bank Term Funding Program closed for new loans on March 11, 2024. At no time did Simmons borrow funds under this program.

37

Non-GAAP Reconciliations   1Q $ in thousands 2025 Calculation of Adjusted Pre-Provision Net Revenue, excluding Fraud Event Adjusted Pre-Provision Net Revenue (PPNR) (non-GAAP) (reconciliation shown on page 32) $ 65,991 Plus: Fraud Event 4,300 Adjusted Pre-Provision Net Revenue, excluding Fraud Event (non-GAAP) $ 70,291 Calculation of Adjusted Noninterest Expense, excluding Fraud Event Adjusted Noninterest Expense (non-GAAP) (reconciliation shown on page 34) $ 143,586 Less: Fraud Event 4,300 Adjusted Noninterest Expense, excluding Fraud Event (non-GAAP) $ 139,286 Calculation of Adjusted Efficiency Ratio, excluding Fraud Event Adjusted Efficiency Ratio Numerator (non-GAAP) (reconciliation shown on page 34) $ 139,861 Less: Fraud Event 4,300 Adjusted Efficiency Ratio Numerator, excluding Fraud Event (non-GAAP) $ 135,561 Adjusted Efficiency Ratio Denominator (non-GAAP) (reconciliation shown on page 34) $ 215,991 Adjusted Efficiency Ratio, excluding Fraud Event (non-GAAP) 62.76%   1Q $ in thousands 2025 Calculation of NPL ratio, excluding Two Specific Credit Relationships Nonperforming loans $ 152,391 Less: Two Specific Credit Relationships 49,761 Nonperforming Loans, excluding Two Specific Credit Relationships (non-GAAP) $ 102,630 Total loans $ 17,094,078 Less: Two Specific Credit Relationships 49,761 Total Loans, excluding Two Specific Credit Relationships (non-GAAP) $ 17,044,317 Nonperforming loans ratio (NPL Ratio) 0.89% NPL ratio, excluding Two Specific Credit Relationships (non-GAAP) 0.60% Calculation of NPA to Total Assets, excluding Two Specific Credit Relationships Nonperforming assets $ 162,345 Less: Two Specific Credit Relationships 49,761 Nonperforming Assets, excluding Two Specific Credit Relationships (non-GAAP) $ 112,584 Total assets $ 26,792,991 Less: Two Specific Credit Relationships 49,761 Total Assets, excluding Two Specific Credit Relationships (non-GAAP) $ 26,743,230 Nonperforming assets to total assets 0.61% Nonperforming assets to total assets, excluding Two Specific Credit Relationships (non-GAAP) 0.42% Calculation of Adjusted Noninterest Expense to Average Assets, excluding Fraud Event Adjusted Noninterest Expense, excluding Fraud Event (non-GAAP) $ 139,286 Average total assets $26,678,628 Adjusted Noninterest Expense to Average Assets, excluding Fraud Event (non- GAAP) 2.12%

1st Quarter 2025 Earnings Presentation April 16, 2025 Nasdaq SFNC